SSgA FUNDS

                       SUPPLEMENT DATED SEPTEMBER 8, 1999
                      TO PROSPECTUS DATED DECEMBER 29, 1998

                           SSgA EMERGING MARKET FUNDS

Effective immediately, the lead portfolio manager of the SSgA Emerging Markets Fund is Brad C. Aham, CFA. Mr. Aham is a Principal and Portfolio Manager at State Street Global Advisors. He joined the firm in 1993. Brad has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research on SSgA. There are three other portfolio managers who assist in managing the Fund.